UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023 (September 28, 2023)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit,
Shatin, N.T., Hong Kong SAR
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

Item 1.01 Entry into a Material Definitive Agreement. On September 28, 2023, Value Exchange International, Inc., a Nevada corporation, (“Company”) entered into a Loan Agreement and Promissory Note (collectively, the “Loan Agreement”) with Alset International Limited, a public Singapore corporation, (“Lender’) for an unsecured loan of Five Hundred Thousand U.S. Dollars and No Cents (USD$500,000.00) principal amount (“Principal”) to the Company. Principal accrues simple interest at Eight Percent (8%) per annum. Repayment of Principal and accrued interest thereon is to be made as follows:

(1)	Principal will be paid in a single lump sum payment on or by the six (6) month anniversary of the effective date of the Loan Agreement, being September 28, 2023, (being the “Maturity Date”); and
(2)	Interest accrued on Principal shall be paid on the last business day on a calendar monthly basis with initial accrued Interest payments commencing on September 28, 2023.

Company has the right to prepay all or any portion of the Principal and Interest accrued on the Principal, without penalty, upon ten (10) days’ prior notice to the Lender. The Principal was advanced in full by Lender on September 29, 2023.

Events of Default. The Loan Agreement’s events of default are: (1) Company’s failure to pay the Principal in full on the Maturity Date, or failure to pay the accrued Interest on Principal when due; (2) Company seeks an order of relief from creditors under the bankruptcy laws of Hong Kong SAR or the United States of America and the petition for relief is not dismissed or withdrawn within sixty (60) days of filing; (3) A tax lien by a governmental authority with competent jurisdiction is filed against the assets of Company and the tax lien is for an obligation in excess of Five Hundred Thousand U.S. Dollars and No Cents (USD$500,000.00); (4) Company’s Board of Directors and shareholders approve a resolution to completely dissolve the Company; (5) Company ceases to conduct operations for more than ninety (90) consecutive days and the cessation of operations is not due to circumstances beyond Company’s control; (6) certain specified Company’s operating subsidiaries (“operating subsidiaries”) assign all or substantially all of their aggregate operating assets for the benefit of their creditors and the assignment is not in accordance with an agreement or plan approved by the Company as a shareholder or partner or member of the operating subsidiaries; or (7) a civil judgment is entered by a court of competent jurisdiction in favor of a third party against the Company in a judgment amount in excess of Five Hundred Thousand U.S. Dollars and No Cents (USD$500,000.00) and that civil judgment is not settled, paid in full, waived or appealed by Company within sixty (60) days of entry of judgment by the court. Past due amounts under the Loan Agreement accrue interest at sixteen (16%) per annum.

Cure Period. Company may cure any event of default within thirty (30) days’ after receipt of a written notice from Lender.

Unsecured Loan; No Conversion Rights. The payment of Principal and interest accrued thereon are not secured by any collateral. The amounts due under the Loan Agreement are not convertible into any securities of the Company.

Indemnification. Loan Agreement contains a mutual indemnification provision for breaches of the Loan Agreement, which indemnification includes attorneys’ fees and out-of-pocket costs related to a breach of the Loan Agreement.

Use of Proceeds. Principal shall be used for general working capital, including funding business development costs and payment of interest accrued on the Principal.

Governing Law; Disputes. Singapore law governs the Loan Agreement. Any action or proceeding arising out of or relating to the Loan Agreement shall be brought exclusively in the courts of Singapore.

Loan Agreement contains other usual and customary provisions for a commercial loan agreement. The above summary of the Loan Agreement is qualified in its entirety by reference to the Loan Agreement and Promissory Note, dated September 28, 2023, by the Company and Lender, which agreement and promissory note is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Affiliates’ Transaction. Mr. Chan Heng Fai, a non-executive director of the Company, who is deemed the owner of 49.63% of the issued shares of Company’s Common Stock by virtue of 95,000 shares of common stock held by Mr. Chan, and the following share ownership of Company’s Common Stock by entities that Mr. Chan is deemed to control: 21,120,795 shares held by Hapi Metaverse Inc., 39,968 shares held by BMI Capital Partners International Limited, 18,512 shares held by LiquidValue Development Pte Ltd. and 313,154 shares held by Decentralized Sharing Systems, Inc.

The Lender is a majority-owned subsidiary of Alset Inc., a Texas corporation, (“Alset”). Mr. Chan owns approximately 53.3% of the issued shares of common stock of Alset and Mr. Chan is the Chairman and Chief Executive Officer of Alset and the Lender. Further, Wong Shui Yeung and Wong Tat Keung, who are directors of the Company, are also directors of Alset Inc.

Chan Heng Fai, Wong Shui Yeung and Wong Tat Heung recused themselves from the vote of the Company’s Board of Directors on approval of the Loan Agreement and transactions contemplated under the Loan Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit No.	Exhibit

10.1	Loan Agreement and Promissory Note, dated September 28, 2023, by Value Exchange International, Inc. and Alset International Limited [CERTAIN COMMERCIALLY SENSITIVE, NON-MATERIAL INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT]
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE EXCHANGE INTERNATIONAL, INC.

By:	/s/ Tan Seng Wee
Name:	Tan Seng Wee
Title:	Chief Executive Officer and President
Date:	October 2, 2023

Exhibit Index

Exhibit No.	Exhibit

10.1	Loan Agreement and Promissory Note, dated September 28, 2023, by Value Exchange International, Inc. and Alset International Limited [CERTAIN COMMERCIALLY SENSITIVE, NON-MATERIAL INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT]
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)